Exhibit 33.10

ASSESSMENT OF COMPLIANCE WITH THE APPLICABLE SERVICING CRITERIA

The management (“Management”) of the Corporate Trust Services division of Wells Fargo Bank, National Association (the “Company”) is responsible for assessing the Company’s compliance with the applicable servicing criteria set forth in Item 1122(d) of Regulation AB of the Securities and Exchange Commission. Management has determined that the servicing criteria are applicable in regards to the servicing platform for the period as follows:

Period: As of and for the twelve months ended December 31, 2013 (the “Period”).

Platform: The platform consists of residential mortgage-backed securities (“RMBS”) transactions backed by pools of residential mortgage loans and/or backed by RMBS, for which the Company provides trustee (except Delaware trustee or owner trustee), indenture trustee, securities administration and/or paying agent services and where the RMBS transactions were either (a) publicly-issued pursuant to a registration statement under the Securities Act of 1933, or (b) privately-issued pursuant to an exemption from registration where the Company has an obligation under the transaction agreements to deliver an assessment of compliance with the applicable servicing criteria under Item 1122(d) of Regulation AB; provided, however that the platform excludes any transactions where the offered securities were issued, sponsored and/or guaranteed by any agency or instrumentality of the U.S. government or any government sponsored entity, other than certain securitizations of residential mortgage loan transactions issued, sponsored and/or guaranteed by the Federal Deposit Insurance Company (the “RMBS Bond Administration Platform”). Appendix A identifies the individual transactions defined by Management as constituting the RMBS Bond Administration Platform for the Period.

Applicable Servicing Criteria: All servicing criteria set forth in Item 1122(d), to the extent required in the related transaction agreements, in regards to the activities performed by the Company, except for the following servicing criteria: 1122(d)(4)(ii) and 1122(d)(4)(iv) – 1122(d)(4)(xiii), which Management has determined are not applicable to the activities the Company performed with respect to the RMBS Bond Administration Platform for the Period (the “Applicable Servicing Criteria”).

Third parties classified as vendors: With respect to servicing criterion 1122(d)(4)(i), the Company has engaged a vendor to handle certain Uniform Commercial Code filing functions required by the servicing criterion. Management has determined that this vendor is not considered a “servicer” as defined in Item 1101(j) of Regulation AB, and Management elects to take responsibility for assessing compliance with the portion of the servicing criterion applicable to this vendor as permitted by Interpretation 17.06 of the SEC Division of Corporation Finance Manual of Publicly Available Telephone Interpretations (“Interpretation 17.06”). The Company has policies and procedures in place to provide reasonable assurance that the vendor’s activities comply in all material respects with the servicing criterion applicable to the vendor. Management is solely responsible for determining that the Company meets the SEC requirements to apply Interpretation 17.06 for the vendor and related criterion.

With respect to the RMBS Bond Administration Platform and the Period, Management provides the following assessment of the Company’s compliance with respect to the Applicable Servicing Criteria:

1. Management is responsible for assessing the Company’s compliance with the Applicable Servicing Criteria.

2. Management has assessed the Company’s compliance with the Applicable Servicing Criteria, including the servicing criteria for which compliance is determined based on Interpretation 17.06 as described above. In performing this assessment, Management used the criteria set forth by the Securities and Exchange Commission in paragraph (d) of Item 1122 of Regulation AB.

3. Based on such assessment for the Period, the Company has complied, in all material respects with the Applicable Servicing Criteria, except as described in Schedule A hereto.

4. Schedule B hereto includes Management’s discussion of the material instances of noncompliance noted in Schedule A, including remediation efforts taken by the Company.

KPMG LLP, an independent registered public accounting firm, has issued an attestation report on the Company’s compliance with the Applicable Servicing Criteria for the Period.

WELLS FARGO BANK, National Association

By:	/S/ Brian W. Bartlett
Brian W. Bartlett
Title:	Executive Vice President

Dated:	February 27, 2014

Schedule A

Material Instances of Noncompliance by the Company

Management’s assessment of compliance with the Applicable Servicing Criteria set forth by the Securities and Exchange Commission in paragraph (d) of Item 1122 of Regulation AB for the Period, disclosed that material instances of noncompliance occurred with respect to the servicing criteria set forth in both of Items 1122(d)(3)(i)(B) and 1122(d)(3)(ii), as follows:

•	With respect to servicing criterion 1122(d)(3)(i)(B), certain reports to investors did not provide information calculated in accordance with the terms specified in the transaction agreements.

•	With respect to servicing criterion 1122(d)(3)(ii), certain amounts due to investors were not allocated and remitted in accordance with timeframes, distribution priority and other terms set forth in the transaction agreements.

Schedule B

Management’s Discussion on Material Instances of Noncompliance by the Company

I. Defined Terms.

For purposes of this Schedule B, reference is made to the following defined terms.

• “2013 Assessment” means, with respect to the RMBS Bond Administration Platform, the assessment of compliance with applicable Item 1122(d) servicing criteria prepared by Management for the Period.

• “2013 Attestation” means the compliance attestation report of KPMG LLP, the independent registered public accounting firm engaged by the Company to issue such compliance attestation report in connection with the 2013 Assessment, for the Period.

• “2013 Item 1122 Compliance Reports” means the 2013 Assessment and 2013 Attestation.

• “Identified Payment Errors” means, with respect to the Period, the payment errors identified as of the date of this report through normal business procedures and through other procedures, including procedures performed in connection with the preparation of the 2013 Item 1122 Compliance Reports, that led to the determination that there was a material instance of noncompliance for the RMBS Bond Administration Platform with respect to Item 1122(d)(3)(ii) of Regulation AB.

• “Identified Reporting Errors” means, with respect to the Period, the reporting errors identified as of the date of this report through normal business procedures and through other procedures, including procedures performed in connection with the preparation of the 2013 Item 1122 Compliance Reports, that led to the determination that there was a material instance of noncompliance for the RMBS Bond Administration Platform with respect to Item 1122(d)(3)(i)(B) of Regulation AB.

• “Model” means for any RMBS transaction in the RMBS Bond Administration Platform, the Model Input, the Model Output Transmission, the Model Program and the processes related to the Model Input, Model Output Transmission and the Model Program that function together for the purpose of calculating payments in accordance with the requirements of relevant transaction agreements.

• “Model Errors” refers to Model Input Errors, Model Program Errors and Model Output Transmission Errors.

• “Model Input” means data that is transmitted electronically or manually to a Model such as data from a servicer, data from financial services information providers, cash adjustments (such as reimbursable expenses) and information from programs that perform interim calculations.

• “Model Input Error” means inaccurate or incomplete Model Input information, inaccuracies in receiving or processing Model Input information or inaccuracies in manual non-automated processing that in each case lead to a payment error and/or a reporting error.

• “Model Output Transmission” means the transmission of the output from each Model to the processes and systems that generate investor payments and reports.

• “Model Output Transmission Error” means an inaccurate or untimely transmission of the output from each Model to the processes and systems that generate investor payments and reports that leads to a payment error and/or a reporting error.

• “Model Program” means Model programming logic designed to calculate payments in accordance with transaction agreement requirements.

• “Model Program Error” means inaccurate or incomplete programming or logic in a Model Program that does not produce calculations in accordance with the transaction agreements and therefore causes a payment error and/or a reporting error.

II. General

Through its normal business procedures and through other procedures, including procedures performed in connection with the preparation of the 2013 Item 1122 Compliance Reports, the Company determined that Identified Payment Errors and Identified Reporting Errors occurred during the Period on certain RMBS transactions in the RMBS Bond Administration Platform. Although no individually identified error, in and of itself, was found to be material to the RMBS Bond Administration Platform, Management determined that, for RMBS Bond Administration Platform purposes, the aggregate number of errors constituted material noncompliance with respect to both Items 1122(d)(3)(i)(B) and 1122(d)(3)(ii) of Regulation AB. All of the Identified Payment Errors and Identified Reporting Errors were addressed as further discussed in the Remediation section below.

In some instances, the Identified Payment Errors were also considered material to the transactions on which they occurred. None of the Identified Reporting Errors were considered material for a particular transaction. For all transactions in the RMBS Bond Administration Platform, Management delivered an Item 1123 certification to the extent it was obligated to do so under the applicable transaction agreements and Regulation AB. Where an Identified Payment Error was considered material for an individual transaction, the Item 1123 certification for that transaction included a description of the nature and status of such error.

The Company developed a unique Model for each transaction in its RMBS Bond Administration Platform. On the whole, there are millions of calculations performed by the Models each distribution period for the thousands of transactions in the RMBS Bond Administration Platform. The Company’s waterfall payment calculation and reporting functions can be categorized into three processes: (i) Model Inputs, (ii) Model Programs, and (iii) Model Output Transmissions.

The Identified Payment Errors that occurred during the Period were attributable to Model Errors that occurred on certain RMBS transactions. As in 2011 and 2012, the Model Errors generally occurred due to the significant deterioration in mortgage loan performance1 experienced by many RMBS transactions over the past several years. This deterioration in performance continues to impact Models and has led to increased Model Input Errors and Model Program Errors.2 The Identified Reporting Errors that occurred during the Period were attributable to the Identified Payment Errors and missing or inaccurate information on the investor reports.

[1]	The significant deterioration in mortgage loan performance is evidenced by the fact that over 50 percent of the RMBS transactions in the Company’s RMBS Bond Administration Platform have reached credit support depletion. Credit support depletion is a significant event because waterfall payment priorities for the senior bonds typically change at that point.
[2]	High levels of RMBS mortgage loan performance deterioration impact waterfall calculations because such deterioration contributes to Model Input Errors. One example of such Model Input Errors relates to the extensive level of mortgage loan delinquencies and the resulting extensive levels of servicer advancing. High levels of advancing lead to both high advance recoveries by servicers in single distribution periods and increased servicer stop advance decisions. These phenomena require manual processing which can result in Model Input Errors.

The high level of RMBS mortgage loan performance deterioration has also contributed to Model Program Errors. The extensive collateral losses in RMBS transactions have triggered waterfall scenarios that were considered unlikely to occur at the inception of the transactions (if they were considered at all) and were not as clearly detailed as other provisions in the transaction agreements that direct waterfall calculations and distributions. Because such waterfall scenarios were not forecasted by issuers and underwriters, the Company was not provided with the necessary benchmark data needed to adequately test and validate the waterfall scenarios triggered by the unanticipated deterioration of mortgage loan performance. In turn, this inability to test the application of the waterfall in the extremely stressed conditions that thereafter occurred contributed to the occurrence of Model Program Errors.

Model Programs and Model Inputs and the processes related to Model Programs and Model Inputs are, over the life of a transaction, constantly being adjusted in an effort to ensure accurate payments and reporting. Continual adjustments are required because the transactions and securities to which the Models relate are very complex and the technology and processes related to Model Programs and Model Inputs are equally complex. The level of adjustment needed for Model Programs, Model Inputs and related processes has increased as mortgage loan performance deterioration increased. The Identified Payment Errors and Identified Reporting Errors occurred during the Period notwithstanding these Model adaptations and adjustments. As further discussed in the Remediation section below, there are ongoing efforts to identify, correct and prevent problems with Models in an effort to minimize future payment and reporting errors.

III. Scope of the Material Instances of Noncompliance

A. Identified Payment Errors. During the Period, there were approximately 1033 Identified Payment Errors on RMBS transactions in the RMBS Bond Administration Platform. The Identified Payment Errors resulted from Model Input Errors, Model Program Errors and Model Output Transmission Errors.4

• Roughly half of the Identified Payment Errors resulted from Model Input Errors.

•	The majority of the Model Input Errors were manual processing errors.

•	Other Model Input Errors related to incorrectly interpreting and processing servicer reporting data relating to mortgage loan modifications.

• Approximately one-third of the Identified Payment Errors resulted from Model Program Errors.

•	Some of the Model Program Errors related to credit support depletion Model programming logic. For example, in several RMBS transactions, the Model Program incorrectly allocated losses to various classes of senior certificates after credit support depletion which in turn caused the balance of such classes of senior certificates to be miscalculated. These balance errors led to errors in the calculation of both interest and principal and Identified Payment Errors ensued. Since accrued interest on the senior certificates is calculated by multiplying the balance of the certificates by the interest rate, interest was incorrectly calculated. Since certain allocations of principal are dependent on the relative balance of the impacted classes, payments of principal were also incorrectly calculated.

[3]	For purposes of tabulating this number, the Company counted each Identified Payment Error as one error regardless of how many distribution periods were impacted. Some of the Identified Payment Errors impacted more than one distribution period.
[4]	The term “Model Output Transmission” and “Model Output Transmission Error” was not used in Management’s 2012 assessment of compliance with applicable servicing criteria originally dated February 28, 2013 and re-issued on December 20, 2013. However, the concepts represented by such terms were reflected in the terms Model Input and Model Input Error. The Company decided that separating those errors into a third category for purposes of the 2013 Assessment would provide more detailed disclosure.

•	Most of the Model Program Errors occurred because waterfall payment logic that was unrelated to credit support depletion was incorrectly programmed due to human error. Many of these Model Program Errors resulted in interest and/or principal payments not being calculated in accordance with the applicable provisions in the transaction agreements.

• The remainder of the Identified Payment Errors resulted from Model Output Transmission Errors.

•	Several of the Model Output Transmission Errors occurred because payment information was not released to the payment system for the affected transactions in time and the distribution was delayed by approximately one to two business days.

•	Other Model Output Transmission Errors occurred because incorrect Model Output information was provided to the Depository Trust Company or certificate insurers.

• In some cases, the Identified Payment Errors were a combination of overpayments to one or more classes of securities or transaction parties and corresponding underpayments to one or more other classes of securities or other transaction parties. These Identified Payment Errors consisting of overpayments and underpayments netted to zero because all the cash that was received from a transaction party in a payment cycle was distributed to investors or other transaction parties on the related payment date(s).

• In other cases, the Identified Payment Errors did not net to zero on the related payment dates(s) when either the Company inadvertently distributed (i) less than the required distribution on the related payment date leaving cash in a transaction account, or (ii) more than the required distribution on the related payment date causing an overdraft in a transaction account. The scenario described in clause (i) of the preceding sentence explains the majority of circumstances where overpayments and underpayments did not net to zero. An example of the clause (i) scenario relates to the Model Output Transmission Errors described above where the distribution was delayed by approximately one to two business days.

• As further described in the Remediation section below, the Company has taken appropriate corrective action, or is in the process of determining appropriate corrective action, for all the Identified Payment Errors.

B. Identified Reporting Errors. For the Period, there were approximately 1725 Identified Reporting Errors on RMBS transactions in the RMBS Bond Administration Platform.

• The majority of the Identified Reporting Errors resulted from the Identified Payment Errors. Inaccurate payments led to inaccurate reporting.

• The remainder of the Identified Reporting Errors were unrelated to the Identified Payment Errors.

[5]	For purposes of tabulating this number, the Company counted each Identified Reporting Error as one error regardless of how many distribution periods were impacted. Some of the Identified Reporting Errors impacted more than one distribution period.

•	Most of the remainder of the Identified Reporting Errors resulted from inaccurate/incomplete bond reporting. Some examples of these Identified Reporting Errors include inaccurate reporting variables related to investor payments, incorrect tranche balance reporting, and incorrect trigger reporting.

•	Other of the remainder of the Identified Reporting Errors resulted from inaccurate/incomplete mortgage loan reporting. Some examples of these Identified Reporting Errors include incorrect information on the collateral statement portion of the investor report, missing delinquency reporting, and missing loan level performance reporting.

• Investors received notice of Investor Reporting Errors by either a revised statement in connection with a restatement of the affected distributions or by correcting the reporting error on a subsequent payment date statement.

C. Comparison of 2013 Identified Payment Errors and Identified Reporting Errors to 2012 Payment and Reporting Errors

The 2013 Identified Payment Errors and the Identified Reporting Errors were generally similar in type to the payment and reporting errors that led to the material instances of noncompliance disclosed on Management’s 2012 assessment of compliance with applicable servicing criteria. However the errors generally occurred on different transactions than 2012. Moreover, the specific circumstances that gave rise to the errors in 2013 generally differed from the circumstances experienced in 2012. In a few cases, the same transaction was impacted in both 2012 and 2013 because the error carried over from monthly distribution periods in 2012 to monthly distribution periods in 2013. As a result, the error affected both the 2013 Assessment and the 2012 assessment of compliance with applicable servicing criteria. The correction of the 2013 Identified Payment Errors and Identified Reporting Errors was specific to the affected transactions and such correction does not preclude the possibility that a similar type of error would occur on a different transaction in 2014.

Examples of Model Program Errors that occurred similarly in both years involve (i) post-credit support depletion loss allocation methodology and payment priority rules, and (ii) the calculation of group-directed cash flows, interest calculation elements, and pre-credit support depletion loss allocation methodology.

Examples of Model Input Errors that occurred similarly in both years involve (i) improper coding of cash adjustments and using incorrect prior month data, (ii) loan modification inputs related to capitalization of delinquent amounts and the recovery of advances related thereto and modified interest rates in certain transaction structures, and (iii) cash adjustments related to servicer advance reimbursements that caused errors in certain calculations (e.g., the net weighted average coupon rate calculations).

While there were Model Output Transmission Errors in 2012 that contributed to the determination that there was a material instance of noncompliance with respect to Item 1122(d)(3)(ii) of Regulation AB for 2012, they generally differed from the Model Output Transmission Errors experienced in 2013. Most of the 2013 Model Output Transmission Errors were untimely transmissions of output from the related Models whereas the Model Output Transmission Errors in 2012 were timely but inaccurate transmissions of output from the related Models.

Comparing the Identified Reporting Errors in 2013 to the identified reporting errors in 2012, a substantial number in each year were caused by the payment errors (i.e., reporting an incorrect payment). There were other reporting errors in both years that related to missing and incorrect bond information and missing and incorrect mortgage loan information.

IV. Remediation

The Company has taken appropriate corrective action, or is in the process of determining appropriate corrective action, for all the Identified Payment Errors. The Identified Payment Errors for which such corrective action has been taken were rectified by means of (i) restating all affected distribution periods6, (ii) in one case, adjusting the affected distribution periods on a future distribution date7, and (iii) with respect to the Model Output Transmission Errors described in the Scope section above where the distribution was delayed by approximately one to two business days, making the additional required distribution. The restatements and adjustments occurred between January 2013 and February 2014. Investors received notice of such restatements and adjustments by means of posting revised payment date statements to the Company’s corporate trust website (www.ctslink.com).

The Company has also taken appropriate corrective action, or is in the process of determining appropriate corrective action, for all of the Identified Reporting Errors. The Identified Reporting Errors for which such corrective action has been taken were addressed either through the issuance of a revised payment date statement (possibly in connection with a restatement of the affected distribution period) or through including the corrected reporting element on the next payment date statement.

Further, with respect to RMBS transactions generally in the RMBS Bond Administration Platform, the Company is engaged in an ongoing effort to examine and adjust waterfall calculations, operational processes and quality control measures applied to the payment calculation and reporting process in an effort to minimize future errors. To that end, the Company has undertaken an expansive project to identify, correct and prevent problems with its Models and the individual transactions that exhibited these problems. Due to the complexity of the issues and transactions involved, this is a long term, intensive project involving significant internal and external resources. In conjunction with other steps taken, the Company believes that these efforts will result in ongoing improvements to its payment and reporting processes.

Throughout 2012 and 2013, the Company has adopted numerous other initiatives in an effort to add rigor to its operational processes and quality control measures. The initiatives relate to both preventing Model Errors and identifying and correcting Model Errors. Examples of measures to prevent Model Errors include, among other things, enhancements to its (i) new Model creation procedures, (ii) procedures for pre-closing review of waterfall language in transaction agreements, and (iii) procedures for pre-payment date testing of transaction level payment calculations and reporting elements. Examples of measures to identify and correct Model Errors include, among other things, (a) enhanced procedures relating to Model revisions, (b) the creation of a team charged with conducting a careful analysis of every Model Error to determine if any additional controls are necessary to prevent the errors from re-occurring, and (c) the creation of a team to proactively perform Model Program corrections to prevent future Model Errors. The Company has hired a significant number of additional staff and reorganized various teams to more effectively manage the above-mentioned operational processes and quality control measures.

Material Instance of Noncompliance by any Vendor

NONE

Material Deficiencies in Company’s Policies and Procedures to Monitor Vendor’s Compliance

NONE

[6]	As used in this response, the term “restatement” and the phrase “restating affected distribution periods” means the correction of an overpayment or underpayment experienced by a class of book-entry securities by (i) submitting a revised payment date statement for each affected distribution period to the Depository Trust Company (“DTC”) by which the DTC adjusts the accounts of the overpaid and underpaid classes, and (ii) the posting of such revised payment date statement to the Company’s corporate trust website (www.ctslink.com). In accordance with its policy in effect during the Period, the DTC revises up to twelve months of affected distributions. The process is similar for physical securities except that the Company interacts directly with affected holders as opposed to interacting with the DTC.
[7]	With respect to one transaction, the Company effected a restatement in April and May 2013 to incorporate the correct amount of a claim paid by a certificate insurer. When the same transaction was subsequently restated in September 2013 for an unrelated issue, the second restatement did not incorporate the corrected claim amount which was the subject of the first restatement. Instead of conducting a third restatement of the April and May 2013 distribution period, the Company corrected this error by distributing the correct claim funds in the January 2014 distribution period.

Appendix A to the Company’s Assessment of Compliance with the Applicable Servicing Criteria

RMBS Bond Administration Platform Transactions
AAMES 2004-1
AAMES 2005-1
AAMES 2005-2
AAMES 2005-4
AAMES 2006-1
ABFC 2002-OPT1
ABFC 2002-WF1
ABFC 2002-WF2
ABFC 2003-OPT1
ABFC 2003-WF1
ABFC 2004-HE1
ABFC 2004-OPT1
ABFC 2004-OPT2
ABFC 2004-OPT3
ABFC 2004-OPT4
ABFC 2004-OPT5
ABFC 2005-HE1
ABFC 2005-HE2
ABFC 2005-OPT1
ABFC 2005-WF1
ABFC 2005-WMC1
ABFC 2006-HE1
ABFC 2006-OPT1
ABFC 2006-OPT2
ABFC 2006-OPT3
ABFC 2007-WMC1
ABSC AMQ 2007-HE2
ABSC 2001-HE3
ABSC 2002-HE2
ABSC 2003-HE1
ABSC 2003-HE3
ABSC 2003-HE6
ABSC 2004-HE2
ABSC 2004-HE3
ABSC 2004-HE6
ABSC 2004-HE8
ABSC 2005-HE3
ABSC 2005-HE8
ABSC MO 2006-HE6

RMBS Bond Administration Platform Transactions
ABSC NC 2005-HE4
ABSC OOMC 2005-HE6
ABSC WMC 2005-HE5
ACE 2001-HE1
ACE 2002-HE1
ACE 2002-HE2
ACE 2002-HE3
ACE 2003-FM1
ACE 2003-HE1
ACE 2003-HS1
ACE 2003-NC1
ACE 2003-OP1
ACE 2003-TC1
ACE 2004-FM1
ACE 2004-FM2
ACE 2004-HE1
ACE 2004-HE2
ACE 2004-HE3
ACE 2004-HE4
ACE 2004-HS1
ACE 2004-IN1
ACE 2004-OP1
ACE 2004-RM1
ACE 2004-RM2
ACE 2004-SD1
ACE 2005-AG1
ACE 2005-ASAP1
ACE 2005-HE1
ACE 2005-HE2
ACE 2005-HE3
ACE 2005-HE4
ACE 2005-HE5
ACE 2005-HE6
ACE 2005-HE7
ACE 2005-RM1
ACE 2005-RM2
ACE 2005-SD1
ACE 2005-SD2
ACE 2005-SD3

RMBS Bond Administration Platform Transactions
ACE 2005-SL1
ACE 2005-SN1
ACE 2005-WF1
ACE 2006-ASAP1
ACE 2006-ASAP2
ACE 2006-ASAP3
ACE 2006-ASAP4
ACE 2006-ASAP5
ACE 2006-ASAP6
ACE 2006-ASL1
ACE 2006-CW1
ACE 2006-FM1
ACE 2006-FM2
ACE 2006-HE1
ACE 2006-HE2
ACE 2006-HE3
ACE 2006-HE4
ACE 2006-NC1
ACE 2006-NC2
ACE 2006-NC3
ACE 2006-OP1
ACE 2006-OP2
ACE 2006-SD1
ACE 2006-SD2
ACE 2006-SD3
ACE 2006-SL1
ACE 2006-SL2
ACE 2006-SL3
ACE 2006-SL4
ACE 2007 ASAP2
ACE 2007-ASAP1
ACE 2007-ASL1
ACE 2007-HE1
ACE 2007-HE2
ACE 2007-HE3
ACE 2007-HE4
ACE 2007-HE5
ACE 2007-SL1
ACE 2007-SL2

RMBS Bond Administration Platform Transactions
ACE 2007-WM1
ACE 2007-WM2
ACE TERWIN 2003-6HE
AEGIS 2003-1
AEGIS 2003-2
AEGIS 2003-3
AEGIS 2004-1
AEGIS 2004-2
AEGIS 2004-3
AEGIS 2004-4
AEGIS 2004-5
AEGIS 2004-6
AEGIS 2005-1
AEGIS 2005-2
AEGIS 2005-3
AEGIS 2005-4
AEGIS 2005-5
AEGIS 2006-1
AGATEBAY13-1
AHL 2002-1
AHMA 2005-1
AHMA 2005-2
AHMA 2006-1
AHMA 2006-2
AHMA 2006-5
AHMA 2006-6
AHMA 2007-1
AHMA 2007-2
AHMA 2007-3
AHMA 2007-4
AHMA 2007-5
AHMIT 2004-1
AHMIT 2004-2
AHMIT 2005-1
AHMIT 2005-2
AHMIT 2005-3
AHMIT 2005-4
AHMIT 2006-1
AHMIT 2006-2

RMBS Bond Administration Platform Transactions
AHMIT 2006-3
AHMIT 2007-1
AHMIT 2007-2
ALLIANCE 2007-OA1
AMRESCO 1998-2
AMRESCO 1998-3
AMRESCO 1999-1
ARC 2001-BC1
ARC 2001-BC5
ARC 2001-BC6
ARC 2002-BC1
ARC 2002-BC10
ARC 2002-BC2
ARC 2002-BC3
ARC 2002-BC4
ARC 2002-BC5
ARC 2002-BC6
ARC 2002-BC7
ARC 2002-BC8
ARC 2002-BC9
ARC 2004-1
ARE 1998-1
ARMT 2006-2A
ARMT 2004-1
ARMT 2004-2
ARMT 2004-3
ARMT 2004-4
ARMT 2004-5
ARMT 2005-1
ARMT 2005-10
ARMT 2005-11
ARMT 2005-12
ARMT 2005-2
ARMT 2005-3
ARMT 2005-4
ARMT 2005-5
ARMT 2005-6A
ARMT 2005-7
ARMT 2005-8

RMBS Bond Administration Platform Transactions
ARMT 2005-9
ARMT 2006-1
ARMT 2006-2
ARMT 2006-3
ARMT 2007-1
ARMT 2007-2
ARMT 2007-3
BAF 2000-1
BAFC 2003-1
BAFC 2003-2
BAFC 2003-3
BAFC 2004-1
BAFC 2004-2
BAFC 2004-3
BAFC 2004-4
BAFC 2004-5
BAFC 2004-A
BAFC 2004-B
BAFC 2004-C
BAFC 2004-D
BAFC 2005-1
BAFC 2005-2
BAFC 2005-3
BAFC 2005-4
BAFC 2005-5
BAFC 2005-6
BAFC 2005-7
BAFC 2005-8
BAFC 2005-A
BAFC 2005-B
BAFC 2005-C
BAFC 2005-D
BAFC 2005-E
BAFC 2005-F
BAFC 2005-G
BAFC 2005-H
BAFC 2006-1
BAFC 2006-2
BAFC 2006-3

RMBS Bond Administration Platform Transactions
BAFC 2006-4
BAFC 2006-5
BAFC 2006-6
BAFC 2006-7
BAFC 2006-8T2
BAFC 2006-A
BAFC 2006-B
BAFC 2006-C
BAFC 2006-D
BAFC 2006-E
BAFC 2006-F
BAFC 2006-G
BAFC 2006-H
BAFC 2006-I
BAFC 2006-J
BAFC 2007-1
BAFC 2007-2
BAFC 2007-3
BAFC 2007-4
BAFC 2007-5
BAFC 2007-7
BAFC 2007-8
BAFC 2007-A
BAFC 2007-B
BAFC 2007-C
BAFC 2007-D
BAFC 2007-E
BAFC 2008-R3
BAFC 2009-R1
BAFC 2009-R3
BAFC SALT 2005-1F
BANCCAP 2006-1
BANKUNITED 2005-1
BAYVIEW 04-A
BAYVIEW 04-C
BAYVIEW 04-D
BAYVIEW 05-B
BAYVIEW 05-C
BAYVIEW 05-D

RMBS Bond Administration Platform Transactions
BAYVIEW 06-A
BAYVIEW 06-B
BAYVIEW 06-C
BAYVIEW 06-D
BAYVIEW 07-A
BAYVIEW 07-B
BCAP 2006-AA1
BCAP 2006-AA2
BCAP 2006-RR1
BCAP 2007-AA5
BCAP 2008-IND1
BCAP 2008-IND2
BNC 2006-2
BNC 2007-1
BNC 2007-2
BNC 2007-4
BOAALT 2006-2
BOAALT 2006-3
BOAALT 2006-4
BOAALT 2006-5
BOAALT 2006-6
BOAALT 2006-7
BOAALT 2006-8
BOAALT 2006-9
BOAALT 2007-1
BOAALT 2007-2
BOALT 2003-1
BOALT 2003-10
BOALT 2003-11
BOALT 2003-2
BOALT 2003-3
BOALT 2003-4
BOALT 2003-5
BOALT 2003-6
BOALT 2003-7
BOALT 2003-8
BOALT 2003-9
BOALT 2004-1
BOALT 2004-10

RMBS Bond Administration Platform Transactions
BOALT 2004-11
BOALT 2004-12
BOALT 2004-2
BOALT 2004-3
BOALT 2004-4
BOALT 2004-5
BOALT 2004-6
BOALT 2004-7
BOALT 2004-8
BOALT 2004-9
BOALT 2005-1
BOALT 2005-10
BOALT 2005-11
BOALT 2005-12
BOALT 2005-2
BOALT 2005-3
BOALT 2005-4
BOALT 2005-5
BOALT 2005-6
BOALT 2005-7
BOALT 2005-8
BOALT 2005-9
BOALT 2006-1
BOAMS 2002-L
BOAMS 2003-10
BOAMS 2003-3
BOAMS 2003-4
BOAMS 2003-5
BOAMS 2003-6
BOAMS 2003-7
BOAMS 2003-8
BOAMS 2003-9
BOAMS 2003-A
BOAMS 2003-B
BOAMS 2003-C
BOAMS 2003-D
BOAMS 2003-E
BOAMS 2003-F
BOAMS 2003-G

RMBS Bond Administration Platform Transactions
BOAMS 2003-H
BOAMS 2003-I
BOAMS 2003-J
BOAMS 2003-K
BOAMS 2003-L
BOAMS 2004-1
BOAMS 2004-10
BOAMS 2004-11
BOAMS 2004-2
BOAMS 2004-3
BOAMS 2004-4
BOAMS 2004-5
BOAMS 2004-6
BOAMS 2004-7
BOAMS 2004-8
BOAMS 2004-9
BOAMS 2004-A
BOAMS 2004-B
BOAMS 2004-C
BOAMS 2004-D
BOAMS 2004-E
BOAMS 2004-F
BOAMS 2004-G
BOAMS 2004-H
BOAMS 2004-I
BOAMS 2004-J
BOAMS 2004-K
BOAMS 2004-L
BOAMS 2005-1
BOAMS 2005-10
BOAMS 2005-11
BOAMS 2005-12
BOAMS 2005-2
BOAMS 2005-3
BOAMS 2005-4
BOAMS 2005-5
BOAMS 2005-6
BOAMS 2005-7
BOAMS 2005-8

RMBS Bond Administration Platform Transactions
BOAMS 2005-9
BOAMS 2005-A
BOAMS 2005-B
BOAMS 2005-C
BOAMS 2005-D
BOAMS 2005-E
BOAMS 2005-F
BOAMS 2005-G
BOAMS 2005-H
BOAMS 2005-I
BOAMS 2005-J
BOAMS 2005-K
BOAMS 2005-L
BOAMS 2006-1
BOAMS 2006-2
BOAMS 2006-3
BOAMS 2006-A
BOAMS 2006-B
BOAMS 2007-1
BOAMS 2007-2
BOAMS 2007-3
BOAMS 2007-4
BSAAT 2007-01
BSABS 2003-1
BSABS 2000-2
BSABS 2002-1
BSABS 2002-2
BSABS 2002-AC1
BSABS 2003-2
BSABS 2003-3
BSABS 2003-AC3
BSABS 2003-AC4
BSABS 2003-AC5
BSABS 2003-AC6
BSABS 2003-AC7
BSABS 2003-SD1
BSABS 2003-SD2
BSABS 2003-SD3
BSABS 2004-AC1

RMBS Bond Administration Platform Transactions
BSABS 2004-AC2
BSABS 2004-AC3
BSABS 2004-AC4
BSABS 2004-AC5
BSABS 2004-AC6
BSABS 2004-AC7
BSABS 2004-B01
BSABS 2004-SD1
BSABS 2004-SD2
BSABS 2004-SD3
BSABS 2004-SD4
BSABS 2005-1
BSABS 2005-AC1
BSABS 2005-AC2
BSABS 2005-AC3
BSABS 2005-AC4
BSABS 2005-AC5
BSABS 2005-AC6
BSABS 2005-AC7
BSABS 2005-AC8
BSABS 2005-AC9
BSABS 2005-SD1
BSABS 2005-SD2
BSABS 2005-SD3
BSABS 2005-SD4
BSABS 2006-2
BSABS 2006-3
BSABS 2006-4
BSABS 2006-AC1
BSABS 2006-AC2
BSABS 2006-AC3
BSABS 2006-AC4
BSABS 2006-AC5
BSABS 2006-IM1
BSABS 2006-SD1
BSABS 2006-SD2
BSABS 2006-SD3
BSABS 2006-SD4
BSABS 2006-ST1

RMBS Bond Administration Platform Transactions
BSABS 2007-1
BSABS 2007-2
BSABS 2007-AC1
BSABS 2007-AC2
BSABS 2007-AC3
BSABS 2007-AC4
BSABS 2007-AC5
BSABS 2007-AC6
BSABS 2007-SD1
BSABS 2007-SD2
BSABS 2007-SD3
BSALTA 2003-3
BSALTA 2003-5
BSALTA 2003-6
BSALTA 2004-1
BSALTA 2004-10
BSALTA 2004-11
BSALTA 2004-12
BSALTA 2004-13
BSALTA 2004-2
BSALTA 2004-3
BSALTA 2004-4
BSALTA 2004-5
BSALTA 2004-6
BSALTA 2004-7
BSALTA 2004-8
BSALTA 2004-9
BSALTA 2005-1
BSALTA 2005-10
BSALTA 2005-2
BSALTA 2005-3
BSALTA 2005-4
BSALTA 2005-5
BSALTA 2005-7
BSALTA 2005-8
BSALTA 2005-9
BSALTA 2006-1
BSALTA 2006-2
BSALTA 2006-3

RMBS Bond Administration Platform Transactions
BSALTA 2006-4
BSALTA 2006-5
BSALTA 2006-6
BSALTA 2006-7
BSALTA 2006-8
BSALTA 2006-R1
BSALTA 2007-1
BSALTA 2007-2
BSALTA 2007-3
BSART 2000-2
BSART 2001-04
BSART 2002-1
BSART 2002-11
BSART 2002-12
BSART 2003-1
BSART 2003-3
BSART 2003-4
BSART 2003-5
BSART 2003-6
BSART 2003-7
BSART 2003-8
BSART 2003-9
BSART 2004-1
BSART 2004-10
BSART 2004-11
BSART 2004-12
BSART 2004-2
BSART 2004-3
BSART 2004-4
BSART 2004-5
BSART 2004-6
BSART 2004-7
BSART 2004-8
BSART 2004-9
BSART 2005-1
BSART 2005-10
BSART 2005-11
BSART 2005-12
BSART 2005-2

RMBS Bond Administration Platform Transactions
BSART 2005-3
BSART 2005-4
BSART 2005-5
BSART 2005-6
BSART 2005-7
BSART 2005-9
BSART 2006-1
BSART 2006-2
BSART 2006-3
BSART 2006-4
BSART 2007-1
BSART 2007-2
BSART 2007-3
BSART 2007-4
BSART 2007-5
BSMF 2006-AC1
BSMF 2006-AR1
BSMF 2006-AR2
BSMF 2006-AR3
BSMF 2006-AR4
BSMF 2006-AR5
BSMF 2007-AR1
BSMF 2007-AR2
BSMF 2007-AR3
BSMF 2007-AR4
BSMF 2007-AR5
BSSP 2007-R3
BSSP 2007-R6
BSSP 2007-R8
BSSP 2008-R1
CARRINGTON 2006-FRE1
CARRINGTON 2006-FRE2
CARRINGTON 2006-NC1
CARRINGTON 2006-NC2
CARRINGTON 2006-NC3
CARRINGTON 2006-NC4
CARRINGTON 2006-NC5
CARRINGTON 2006-OPT1
CARRINGTON 2006-RFC1

RMBS Bond Administration Platform Transactions
CARRINGTON 2007-FRE1
CARRINGTON 2007-HE1
CARRINGTON 2007-RFC1
CMAC 2004-1
CMAC 2004-2
CMLT 2003-UP3
CMLTI 2003-1
CMLTI 2003-HE3
CMLTI 2004-1
CMLTI 2004-HYB2
CMLTI 2004-HYB3
CMLTI 2004-OP1
CMLTI 2005-11
CMLTI 2005-OPT4
CMLTI 2006-FX1
CMLTI 2007-AMC2
CMLTI 2007-AMC4
CMLTI 2007-OPX1
CMLTI 2007-SHL1
CS 1989-1
CSAB 2006-1
CSAB 2006-2
CSAB 2006-3
CSAB 2006-4
CSAB 2007-1
CSFB 2003-29
CSFB 2001-HE1
CSFB 2003-19
CSFB 2003-21
CSFB 2003-23
CSFB 2003-25
CSFB 2003-27
CSFB 2003-AR30
CSFB 2004-1
CSFB 2004-3
CSFB 2004-4
CSFB 2004-5
CSFB 2004-6
CSFB 2004-7

RMBS Bond Administration Platform Transactions
CSFB 2004-8
CSFB 2004-AR1
CSFB 2004-AR2
CSFB 2004-AR3
CSFB 2004-AR4
CSFB 2004-AR5
CSFB 2004-AR6
CSFB 2004-AR7
CSFB 2004-AR8
CSFB 2005-1
CSFB 2005-10
CSFB 2005-11
CSFB 2005-12
CSFB 2005-2
CSFB 2005-3
CSFB 2005-4
CSFB 2005-5
CSFB 2005-6
CSFB 2005-7
CSFB 2005-8
CSFB 2005-9
CSMC 12-CIM1
CSMC 12-CIM2
CSMC 12-CIM3
CSMC 13-HYB1
CSMC 13-IVR1
CSMC 13-IVR2
CSMC 13-IVR3
CSMC 13-IVR4
CSMC 13-TH1
CSMC 2006-1
CSMC 2006-2
CSMC 2006-3
CSMC 2006-4
CSMC 2006-5
CSMC 2006-6
CSMC 2006-7
CSMC 2006-8
CSMC 2006-9

RMBS Bond Administration Platform Transactions
CSMC 2007-1
CSMC 2007-2
CSMC 2007-3
CSMC 2007-4
CSMC 2007-5
CSMC 2007-5R
CSMC 2007-6
CSMC 2007-7
CSMC13-6
CSMC13-7
CSMC13-IVR5
CW REPERF 2002-R3
CWABS 2002-S1
CWABS 2002-S4
CWABS 2004-S1
CWHEQ 2005-F
DBALT 2003-1
DBALT 2003-2XS
DBALT 2003-3
DBALT 2003-4XS
DBALT 2005-1
DBALT 2005-2
DBALT 2005-3
DBALT 2005-4
DBALT 2005-5
DBALT 2005-6
DBALT 2005-AR1
DBALT 2005-AR2
DBALT 2006-AB1
DBALT 2006-AB2
DBALT 2006-AB3
DBALT 2006-AB4
DBALT 2006-AF1
DBALT 2006-AR1
DBALT 2006-AR2
DBALT 2006-AR3
DBALT 2006-AR4
DBALT 2006-AR5
DBALT 2006-AR6

RMBS Bond Administration Platform Transactions
DBALT 2006-OA1
DBALT 2007-1
DBALT 2007-2
DBALT 2007-3
DBALT 2007-AB1
DBALT 2007-AR1
DBALT 2007-AR2
DBALT 2007-AR3
DBALT 2007-BAR1
DBALT 2007-OA1
DBALT 2007-OA2
DBALT 2007-OA3
DBALT 2007-OA4
DBALT 2007-OA5
DBALT 2007-RAMP1
DFC 1998-1
DFC 1999-2
DFC 1999-3
DFC 2000-4
DFC 2001-1
DFC 2001-2
DFH 1995-2
DFH 1997-2
DFH 1997-3
DFH 1999-1
DFH 2000-1
DFH 2000-2
DFH 2000-3
DLSA 2005-AR1
DMSI 2003-1
DMSI 2004-1
DMSI 2004-2
DMSI 2004-3
DMSI 2004-4
DMSI 2004-5
DSLA 2004-AR1
DSLA 2004-AR2
DSLA 2004-AR3
DSLA 2004-AR4

RMBS Bond Administration Platform Transactions
DSLA 2005-AR2
DSLA 2005-AR3
DSLA 2005-AR4
DSLA 2005-AR5
DSLA 2005-AR6
DSLA 2006-AR1
DSLA 2006-AR2
DSLA 2007-AR1
EBLMT 2013-1
EBMLT 2013-2
EHELT 1995-2
EHELT 1996-1
EHELT 1996-2
EHELT 1996-3
EHELT 1996-4
EHELT 1997-1
EHELT 1997-2
EMLT 1994-1
ENCORE 2003-1
FAIT 1993-A
FAM 1998-3
FAM 1998-4
FAM 1999-1
FAM 1999-2
FAM 1999-3
FB91-IS-1
FB91-IS-2
FB91-SA-3
FBRSI 2005-1
FBRSI 2005-2
FBRSI 2005-3
FBRSI 2005-4
FBRSI 2005-5
FDIC 2010-R1
FDIC 2011-N1
FDIC 2011-R1
FF 2001-FF1
FF 2001-FF2
FF 2002-FF1

RMBS Bond Administration Platform Transactions
FF 2002-FF2
FF 2002-FF3
FF 2002-FFA
FF 2003-FF2
FF 2003-FF3
FF 2003-FF4
FF 2003-FF5
FF 2003-FFB
FF 2003-FFC
FF 2003-FFH1
FF 2003-FFH2
FF 2004-FF11
FF 2004-FF2
FF 2004-FF4
FF 2004-FF5
FF 2004-FF6
FF 2004-FF7
FF 2004-FF8
FF 2004-FFA
FF 2004-FFH1
FF 2004-FFH2
FF 2004-FFH3
FF 2006-FF1
FF 2006-FFH1
FFML 2004-FFC
FFML 2005-FF6
FFML 2005-FFH1
FFML 2006-FF11
FFML 2006-FF5
FFML 2006-FF7
FFML 2006-FF9
FFMLT 2006-FF15
FFMLT 2006-FF17
FFMLT 2006-FFA
FFMLT 2006-FFB
FIELDSTONE 2004-3
FIELDSTONE 2004-4
FIELDSTONE 2004-5
FIELDSTONE 2005-1

RMBS Bond Administration Platform Transactions
FIELDSTONE 2005-2
FIELDSTONE 2005-3
FIELDSTONE 2006-1
FIELDSTONE 2006-2
FIELDSTONE 2006-3
FIELDSTONE 2007-1
FIRST FRANKLIN 02-FF
FIRST FRANKLIN03-FF1
FNLC 2005-3
FNLC 2005-4
FNT 1988-1
FNT 1989-1
FR 2000-2
FR 2001-FRB1
FR 2002-FRB1
FR 2002-FRB2
FRB 2000-FR1
FREMONT 2003-A
FREMONT 2003-B
FREMONT 2004-3
FREMONT 2004-A
FREMONT 2004-B
FREMONT 2004-C
FREMONT 2004-D
FREMONT 2005-A
FREMONT 2005-B
FREMONT 2005-C
FREMONT 2005-D
FREMONT 2005-E
FREMONT 2006-2
FREMONT 2006-A
FREMONT 2006-B P1
FREMONT 2006-B P2
FREMONT 2006-C
FREMONT 2006-D
FREMONT 2006-E
FUCRA 1997-1
GEH 1997-1
GEH 1997-4

RMBS Bond Administration Platform Transactions
GEH 1998-1
GEH 1998-2
GEH 1999-1
GEH 1999-2
GEH 1999-3
GMACM 00-HE4
GMACM 02-HE1
GMACM 02-HE3
GMACM 02-HE4
GMACM 03-HE1
GMACM 03-HE2
GMACM 04-HE1
GMACM 04-HE2
GMACM 04-HE5
GMACM 05-AA1
GMACM 05-HE1
GMACM 05-HE2
GMACM 2000-HE2
GMACM 2006-AR1
GMACM 2006-J1
GPMF 2006-OH1
GRNPT 2005-AR4
GRNPT 2005-AR5
GRNPT 2006-AR1
GRNPT 2006-AR2
GRNPT 2006-AR3
GRNPT MTA 2005-AR1
GRNPT MTA 2005-AR2
GRNPT MTA 2005-AR3
GS 2003-AHL
GS 2003-HE2
GS 2004-8
GS 2004-FM1
GS 2004-FM2
GSAA 2004-7
GSAA 2005-12
GSAA 2005-15
GSAA 2005-3
GSAA 2005-5

RMBS Bond Administration Platform Transactions
GSAA 2005-6
GSAA 2005-7
GSAA 2005-9
GSAA 2006-10
GSAA 2006-11
GSAA 2006-13
GSAA 2006-14
GSAA 2006-15
GSAA 2006-16
GSAA 2006-17
GSAA 2006-18
GSAA 2006-19
GSAA 2006-2
GSAA 2006-20
GSAA 2006-4
GSAA 2006-7
GSAA 2006-8
GSAA 2007-01
GSAA 2007-10
GSAA 2007-2
GSAA 2007-3
GSAA 2007-4
GSAA 2007-5
GSAA 2007-6
GSAA 2007-7
GSAA 2007-8
GSAA 2007-9
GSAMP 2005-AHL2
GSAMP 2005-HE6
GSAMP 2006-FM2
GSAMP 2006-FM3
GSAMP 2006-HE3
GSAMP 2006-HE4
GSAMP 2006-HE5
GSAMP 2006-HE7
GSAMP 2006-HE8
GSAMP 2006-NC2
GSAMP 2006-S4
GSAMP 2007-FM1

RMBS Bond Administration Platform Transactions
GSAMP 2007-FM2
GSAMP 2007-H1
GSAMP 2007-HE1
GSAMP 2007-HE2
GSAMP 2007-HSBC1
GSAMP 2007-NC1
GSR 2004-12
GSR 2004-14
GSR 2005-9F
GSR 2005-9FR
GSR 2005-AR1
GSR 2005-AR2
GSR 2005-AR3
GSR 2005-AR4
GSR 2005-AR5
GSR 2005-AR6
GSR 2005-AR7
GSR 2006-10F
GSR 2006-1F
GSR 2006-2F
GSR 2006-3F
GSR 2006-5F
GSR 2006-6F
GSR 2006-7F
GSR 2006-8F
GSR 2006-9F
GSR 2006-AR1
GSR 2006-AR2
GSR 2006-OA1
GSR 2007-1F
GSR 2007-2F
GSR 2007-3F
GSR 2007-4F
GSR 2007-5F
GSR 2007-AR1
GSR 2007-AR2
GSR 2007-OA1
GSR 2007-OA2
HALO 2007-2

RMBS Bond Administration Platform Transactions
HALO 2007-AR2
HARBORVIEW 2003-1
HARBORVIEW 2003-2
HARBORVIEW 2004-1
HARBORVIEW 2004-10
HARBORVIEW 2004-4
HARBORVIEW 2004-5
HARBORVIEW 2004-6
HARBORVIEW 2004-7
HARBORVIEW 2004-8
HARBORVIEW 2005-11
HARBORVIEW 2005-14
HARBORVIEW 2005-15
HARBORVIEW 2005-4
HARBORVIEW 2005-6
HARBORVIEW 2005-7
HARBORVIEW 2006-1
HARBORVIEW 2006-10
HARBORVIEW 2006-11
HARBORVIEW 2006-12
HARBORVIEW 2006-13
HARBORVIEW 2006-14
HARBORVIEW 2006-2
HARBORVIEW 2006-6
HARBORVIEW 2006-7
HARBORVIEW 2006-8
HARBORVIEW 2007-1
HARBORVIEW 2007-2
HARBORVIEW 2007-3
HARBORVIEW 2007-4
HARBORVIEW 2007-5
HARBORVIEW 2007-6
HARBORVIEW 2007-7
HARBORVIEW 2007-A
HASCO 2006-OPT2
HASCO 2005-I1
HASCO 2005-NC1
HASCO 2005-NC2
HASCO 2005-OPT1

RMBS Bond Administration Platform Transactions
HASCO 2006-HE1
HASCO 2006-NC1
HASCO 2006-OPT1
HASCO 2006-OPT3
HASCO 2006-OPT4
HASCO 2006-WMC1
HASCO 2007-HE1
HASCO 2007-HE2
HASCO 2007-NC1
HASCO 2007-WF1
HBMT 2004-1
HBMT 2004-2
HBMT 2005-1
HBMT 2005-2
HBMT 2005-3
HBMT 2005-4
HBMT 2005-5
HBMT 2006-1
HBMT 2006-2
HBMT 2007-1
HMS 1998-1
HMS 1998-2
HOMEFED 1988-1
HOMESTAR 2004-1
HOMESTAR 2004-2
HOMESTAR 2004-3
HOMESTAR 2004-4
HOMESTAR 2004-5
HOMESTAR 2004-6
ICA 1989-2
IMPAC 2004-11
IMPAC 2004-6
IMPAC CMB 2004-9
IMPAC CMB 2005-2
IMPAC CMB 2005-3
IMPAC CMB 2005-6
IRWIN 2002-1
IRWIN 2002-A
IRWIN 2003-1

RMBS Bond Administration Platform Transactions
IRWIN 2003-B
IRWIN 2003-C
IRWIN 2004-A
IRWIN 2005-A
ISAC 2004-3
ISAC 2004-4
ISAC 2005-1
ISAC 2005-2
ITLA 2002-1 LLC
IXIS 2006-HE3
IXIS 2007-HE1
JPALT 2005-S1
JPALT 2007-A2
JPALT 2007-S1
JPM 2003-A1
JPM 2003-A2
JPM 2004-A1
JPM 2004-A2
JPM 2004-A3
JPM 2004-A4
JPM 2004-A5
JPM 2004-A6
JPM 2004-S2
JPM 2005-A1
JPM 2005-A2
JPM 2005-A3
JPM 2005-A4
JPM 2005-A5
JPM 2005-A6
JPM 2005-A7
JPM 2005-A8
JPM 2005-ALT1
JPM 2005-S1
JPM 2005-S2
JPMALT 2005-A2
JPMALT 2006-A1
JPMALT 2006-A2
JPMALT 2006-A3
JPMALT 2006-A4

RMBS Bond Administration Platform Transactions
JPMALT 2006-A6
JPMALT 2006-S1
JPMALT 2006-S2
JPMALT 2006-S3
JPMALT 2006-S4
JPMMAC 2006-CW2
JPMMAC 2006-WF1
JPMMT 2005-S3
JPMMT 2006-A1
JPMMT 2006-A2
JPMMT 2006-A3
JPMMT 2006-A4
JPMMT 2006-A6
JPMMT 2006-A7
JPMMT 2006-S1
JPMMT 2006-S2
JPMMT 2006-S3
JPMMT 2006-S4
JPMMT 2007-A3
JPMMT 2007-A4
JPMMT 2007-S1
JPMMT 2007-S2
JPMMT 2007-S3
KP1993MM4
KPAC 1993-1
LABS 2002-A
LABS 2004-2
LABS1998-2
LMT 2006-5
LMT 2006-6
LMT 2006-7
LMT 2006-9
LMT 2007-1
LMT 2007-10
LMT 2007-4
LMT 2007-5
LMT 2007-9
LMT 2008-2
LMT 2008-3

RMBS Bond Administration Platform Transactions
LMT 2008-4
LMT 2008-6
LUMINENT 06-3
LUMINENT 2005-1
LUMINENT 2006-2
LUMINENT 2006-4
LUMINENT 2006-5
LUMINENT 2006-6
LUMINENT 2006-7
LUMINENT 2007-1
LUMINENT 2007-2
MABS 2002-OPT1
MABS 2003-OPT1
MABS 2003-OPT2
MABS 2004-HE1
MABS 2004-WMC1
MABS 2005-AB1
MABS 2005-HE1
MABS 2005-HE2
MABS 2005-OPT1
MABS 2005-WF1
MABS 2006-AB1
MABS 2006-AM1
MABS 2006-AM2
MABS 2006-AM3
MABS 2006-FRE1
MABS 2006-FRE2
MABS 2006-HE1
MABS 2006-HE2
MABS 2006-HE3
MABS 2006-HE4
MABS 2006-HE5
MABS 2006-NC1
MABS 2006-NC2
MABS 2006-NC3
MABS 2006-WMC1
MABS 2006-WMC2
MABS 2006-WMC3
MABS 2006-WMC4

RMBS Bond Administration Platform Transactions
MABS 2007-HE1
MABS 2007-HE2
MABS 2007-WMC1
MADISON AVE 2002-A
MALT 2002-1
MALT 2002-2
MALT 2002-3
MALT 2003-1
MALT 2003-2
MALT 2003-3
MALT 2003-4
MALT 2003-5
MALT 2003-6
MALT 2003-7
MALT 2003-8
MALT 2003-9
MALT 2004-1
MALT 2004-10
MALT 2004-11
MALT 2004-12
MALT 2004-13
MALT 2004-2
MALT 2004-3
MALT 2004-4
MALT 2004-5
MALT 2004-6
MALT 2004-7
MALT 2004-8
MALT 2004-9
MALT 2005-1
MALT 2005-2
MALT 2005-3
MALT 2005-4
MALT 2005-5
MALT 2005-6
MALT 2006-1
MALT 2006-2
MALT 2006-3
MALT 2007-1

RMBS Bond Administration Platform Transactions
MALT 2007-HF1
MANA 2007-A1
MANA 2007-A2
MANA 2007-A3
MANA 2007-AF1 (I)
MANA 2007-AF1 (II)
MANA 2007-F1
MANA 2007-OAR1
MANA 2007-OAR2
MANA 2007-OAR3
MANA 2007-OAR4
MANA 2007-OAR5
MARM 2002-3
MARM 2003-1
MARM 2003-2
MARM 2003-3
MARM 2003-4
MARM 2003-5
MARM 2003-6
MARM 2003-7
MARM 2004-1
MARM 2004-10
MARM 2004-11
MARM 2004-12
MARM 2004-13
MARM 2004-14
MARM 2004-15
MARM 2004-2
MARM 2004-3
MARM 2004-4
MARM 2004-5
MARM 2004-6
MARM 2004-7
MARM 2004-8
MARM 2004-9
MARM 2005-1
MARM 2005-2
MARM 2005-3
MARM 2005-6

RMBS Bond Administration Platform Transactions
MARM 2005-7
MARM 2005-8
MARM 2006-2
MARM 2006-OA1
MARM 2006-OA2
MARM 2007-1
MARM 2007-2
MARM 2007-3
MARM 2007-HF1
MARM 2007-HF2
MASL 2005-1
MASL 2006-1
MASTR 2002-7
MASTR 2002-8
MASTR 2003-1
MASTR 2003-10
MASTR 2003-11
MASTR 2003-12
MASTR 2003-2
MASTR 2003-3
MASTR 2003-4
MASTR 2003-5
MASTR 2003-6
MASTR 2003-7
MASTR 2003-8
MASTR 2003-9
MASTR 2004-1
MASTR 2004-10
MASTR 2004-11
MASTR 2004-3
MASTR 2004-4
MASTR 2004-5
MASTR 2004-6
MASTR 2004-8
MASTR 2004-9
MASTR 2004-OPT1
MASTR 2004-OPT2
MASTR 2005-1
MASTR 2005-2

RMBS Bond Administration Platform Transactions
MASTR 2006-1
MASTR 2006-2
MASTR 2006-3
MASTR 2007-1
MASTR 2007-2
MBK 1989-1
MEL00TBC3
MELLON 2001-TBC1
MELLON 2002-TBC1
MELLON 2002-TBC2
MERCURY 1988-1
MERCURY 1988-2
MERIT 12-1
MERIT 13
MESA 2001-3
MESA 2002-1
MFSMDT96-2
ML 2002-A3
MLCC 2003-A
MLCC 2003-B
MLCC 2003-C
MLCC 2003-D
MLCC 2003-E
MLCC 2003-F
MLCC 2003-G
MLCC 2003-H
MLCC 2004-1
MLCC 2004-A
MLCC 2004-B
MLCC 2004-C
MLCC 2004-D
MLCC 2004-E
MLCC 2004-F
MLCC 2004-G
MLCC 2004-HB1
MLCC 2005-1
MLCC 2005-2
MLCC 2005-3
MLCC 2005-A

RMBS Bond Administration Platform Transactions
MLCC 2005-B
MLCC 2006-1
MLCC 2006-2
MLCC 2006-3
MLCC 2007-1
MLCC 2007-2
MLCC 2007-3
MLMBS 2007-1
MLMBS 2007-2
MLMBS 2007-3
MLMI 2002-HE1
MLMI 2002-NC1
MLMI 2003-A1
MLMI 2003-A2
MLMI 2003-A3
MLMI 2003-A4
MLMI 2003-A5
MLMI 2003-A6
MLMI 2003-HE1
MLMI 2003-OPT1
MLMI 2003-WMC1
MLMI 2003-WMC2
MLMI 2003-WMC3
MLMI 2004-A1
MLMI 2004-A2
MLMI 2004-A3
MLMI 2004-A4
MLMI 2004-FF1
MLMI 2004-FM1
MLMI 2004-HE1
MLMI 2004-HE2
MLMI 2004-OPT1
MLMI 2004-OWNIT1
MLMI 2004-SL1
MLMI 2004-SL2
MLMI 2004-WMC1
MLMI 2004-WMC2
MLMI 2004-WMC3
MLMI 2004-WMC4

RMBS Bond Administration Platform Transactions
MLMI 2004-WMC5
MLMI 2005-A1
MLMI 2005-A10
MLMI 2005-A2
MLMI 2005-A3
MLMI 2005-A4
MLMI 2005-A5
MLMI 2005-A6
MLMI 2005-A7
MLMI 2005-A8
MLMI 2005-A9
MLMI 2005-FM1
MLMI 2005-HE1
MLMI 2005-HE2
MLMI 2005-HE3
MLMI 2005-NC1
MLMI 2005-SD1
MLMI 2005-SL1
MLMI 2005-SL2
MLMI 2005-WMC1
MLMI 2005-WMC2
MLMI 2006-A1
MLMI 2006-A2
MLMI 2006-A3
MLMI 2006-A4
MLMI 2006-AF1
MLMI 2006-AF2 (I)
MLMI 2006-AF2 (II)
MLMI 2006-F1
MLMI 2006-HE1
MLMI 2006-WMC1
MLN 1999-1
MLN 1999-2
MLN 2000-1
MORTGAGEIT 2004-1
MORTGAGEIT 2004-2
MORTGAGEIT 2005-1
MORTGAGEIT 2005-2
MORTGAGEIT 2005-3

RMBS Bond Administration Platform Transactions
MORTGAGEIT 2005-4
MORTGAGEIT 2005-5
MORTGAGEIT 2005-AR1
MORTGAGEIT 2006-1
MORTGAGEIT 2007-1
MORTGAGEIT 2007-2
MRF 1999-BC3
MRF 2000-BC2
MRMSC9306A
MRMSC9401
MS 2002-WL1
MSAC 2003-SD1
MSAC 2004-OP1
MSAC 2005-HE3
MSAC 2005-HE4
MSAC 2005-HE5
MSAC 2005-WMC2
MSAC 2005-WMC3
MSAC 2005-WMC4
MSAC 2005-WMC5
MSAC 2005-WMC6
MSAC 2006-HE1
MSAC 2006-HE2
MSAC 2006-HE8
MSAC 2006-WMC1
MSAC 2006-WMC2
MSAC 2007-HE4
MSAC 2007-HE5
MSAC 2007-HE6
MSAC 2007-HE7
MSAC 2007-NC2
MSAC 2007-NC3
MSAC 2007-NC4
MSCC HELOC 2007-1
MSDW 2002-NC3
MSDW 2002-OP1
MSDW 2003-HYB1
MSDWCC 2002-1
MSDWCC 2003-1

RMBS Bond Administration Platform Transactions
MSDWCC 2003-2
MSDWCC 2005-1
MSHEL 2007-2
MSIX 2006-1
MSLT 2004-02
MSLT 2005-01
MSM 2004-2AR
MSM 2004-1
MSM 2004-10AR
MSM 2004-11AR
MSM 2004-3
MSM 2004-4
MSM 2004-5AR
MSM 2004-6AR
MSM 2004-7AR
MSM 2004-8AR
MSM 2004-9
MSM 2005-1
MSM 2005-10
MSM 2005-11AR
MSM 2005-2AR
MSM 2005-3AR
MSM 2005-4
MSM 2005-5AR
MSM 2005-6AR
MSM 2005-7
MSM 2005-8SL
MSM 2005-9AR
MSM 2006-16AX
MSM 2006-11
MSM 2006-12XS
MSM 2006-13AR
MSM 2006-15XS
MSM 2006-17XS
MSM 2006-1AR
MSM 2006-2
MSM 2006-3AR
MSM 2006-5AR
MSM 2006-6AR

RMBS Bond Administration Platform Transactions
MSM 2006-7
MSM 2006-8AR
MSM 2006-9AR
MSM 2007-10XS
MSM 2007-11AR
MSM 2007-12
MSM 2007-13
MSM 2007-14AR
MSM 2007-15AR
MSM 2007-1XS
MSM 2007-2AX
MSM 2007-3XS
MSM 2007-5AX
MSM 2007-6XS
MSM 2007-7AX
MSM 2007-8XS
MSMC 1996-1
MSSTI 2007-1
MSSTR 2003-1
MSSTR 2004-1
MSSTR 2004-2
MSSTR 2005-1
MSSTR 2005-2
NAAC 1998-HE1
NAAC 2004-AP3
NAAC 2005-AP1
NAAC 2005-AP2
NAAC 2005-AP3
NAAC 2005-AR3
NAAC 2005-AR4
NAAC 2005-AR5
NAAC 2005-AR6
NAAC 2005-S2
NAAC 2005-S3
NAAC 2005-S4
NAAC 2005-WF1
NAAC 2006-AF1
NAAC 2006-AF2
NAAC 2006-AP1

RMBS Bond Administration Platform Transactions
NAAC 2006-AR1
NAAC 2006-AR2
NAAC 2006-AR3
NAAC 2006-AR4
NAAC 2006-WF1
NAAC 2007-1
NAAC 2007-2
NAAC 2007-3
NATIONSTAR 2007-FRE1
NATIXIS 2007-HE2
NCMT 2008-1
NEWCASTLE 2007-1
NHEL 2005-FM1
NHEL 2005-HE1
NHEL 2006-AF1
NHEL 2006-FM1
NHEL 2006-FM2
NHEL 2006-HE1
NHEL 2006-HE2
NHEL 2006-HE3
NHEL 2006-WF1
NHEL 2007-1
NHEL 2007-2
NHEL 2007-3
NRPMT2013-1
NY MORTGAGE 2005-1
NY MORTGAGE 2005-2
NY MORTGAGE 2005-3
NY MORTGAGE 2006-1
OMAC 2005-1
OMAC 2005-2
OMAC 2005-3
OMAC 2005-4
OMAC 2005-5
OMAC 2006-1
OMAC 2006-2
OOMC 2000-1
OPT ONE 2002-1
OPT ONE 2003-2

RMBS Bond Administration Platform Transactions
OPT2000-5
OPTION ONE 2001-4
OPTION ONE 2002-2
OPTION ONE 2002-3
OPTION ONE 2002-4
OPTION ONE 2002-5
OPTION ONE 2002-6
OPTION ONE 2003-1
OPTION ONE 2003-3
OPTION ONE 2003-4
OPTION ONE 2003-5
OPTION ONE 2003-6
OPTION ONE 2004-1
OPTION ONE 2004-2
OPTION ONE 2004-3
OPTION ONE 2005-1
OPTION ONE 2005-2
OPTION ONE 2005-3
OPTION ONE 2005-4
OPTION ONE 2005-5
OPTION ONE 2006-1
OPTION ONE 2006-2
OPTION ONE 2006-3
OPTION ONE 2007-1
OPTION ONE 2007-2
OPTION ONE 2007-3
OPTION ONE 2007-4
OPTION ONE 2007-5
OPTION ONE 2007-6
OPTION ONE 2007-CP1
OPTION ONE 2007-FXD1
OPTION ONE 2007-FXD2
OPTION ONE 2007-HL1
OWNIT 2005-1
OWNIT 2005-2
OWNIT 2005-3
OWNIT 2005-4
OWNIT 2005-5
OWNIT 2006-2

RMBS Bond Administration Platform Transactions
PC 2004-1
PC 2004-2
PC 2005-1
PC 2005-2
PC 2005-3
PC 2005-4
PC 2006-1
PF 2003-1
PF 2004-1
PF 2005-1
PF 2005-2
PHH 2008-CIM1
PHH 2008-CIM2
PHHAM 2007-1
PHHAM 2007-2
PHHAM 2007-3
PHM88001
PHM88003
PHM88005
PHM90001
PHM91006
PHM91007
PHM91012
PHM91018
PHM92010
PHM92018
PHM93063
PHM94025
PHM94027
PHMSC 1992-A
PPSI 2004-MCW1
PPSI 2004-MHQ1
PPSI 2004-WCW1
PPSI 2004-WCW2
PPSI 2004-WHQ1
PPSI 2004-WHQ2
PPSI 2004-WWF1
PPSI 2005-WCH1
PPSI 2005-WCW1

RMBS Bond Administration Platform Transactions
PPSI 2005-WCW2
PPSI 2005-WCW3
PPSI 2005-WHQ1
PPSI 2005-WHQ2
PPSI 2005-WHQ3
PPSI 2005-WHQ4
PPSI 2005-WLL1
PRIME 2003-1
PRIME 2003-2
PRIME 2003-3
PRIME 2004-1
PRIME 2004-2
PRIME 2004-CL1
PRIME 2004-CL2
PRIME 2005-1
PRIME 2005-2
PRIME 2005-3
PRIME 2005-4
PRIME 2005-5
PRIME 2006-1
PRIME 2006-CL1
PROVIDENT 1999-3
PROVIDENT 2000-1
PROVIDENT 2000-2
PSB 1997-3
PSB 1997-4
RBSGC 2005-A
RBSGC 2007-B
RENAISSANCE 2002-1
RENAISSANCE 2002-2
RENAISSANCE 2002-3
RENAISSANCE 2002-4
RENAISSANCE 2003-1
RENAISSANCE 2003-3
RENAISSANCE 2003-4
RENAISSANCE 2004-1
RENAISSANCE 2004-2
RENAISSANCE 2004-3
RENAISSANCE 2004-4

RMBS Bond Administration Platform Transactions
RENAISSANCE 2005-1
RENAISSANCE 2005-2
RENAISSANCE 2005-3
RENAISSANCE 2005-4
RENAISSANCE 2006-1
RENAISSANCE 2006-2
RENAISSANCE 2006-3
RENAISSANCE 2006-4
RENAISSANCE 2007-1
RENAISSANCE 2007-2
RENAISSANCE 2007-3
RMSC 1991-14
RMSC90-5B
RMSC91-15
RMSC91-16
RMSC91-17
RMSC91-19
RMSC91-8
RMSC92-4
RNF95001
SABR 2004-DO1
SABR 2004-DO2
SABR 2004-OP1
SABR 2004-OP2
SABR 2005-FR1
SABR 2005-FR2
SABR 2005-FR3
SABR 2005-FR4
SABR 2005-FR5
SABR 2005-HE1
SABR 2005-OP1
SABR 2005-OP2
SABR 2006-FR1
SABR 2006-FR2
SABR 2006-FR3
SABR 2006-HE1
SABR 2006-HE2
SABR 2006-NC1
SABR 2006-NC2

RMBS Bond Administration Platform Transactions
SABR 2006-NC3
SABR 2006-OP1
SABR 2006-WM1
SABR 2006-WM2
SACO 1999-3
SACO 2007-1
SAFT 2013-1
SAIL 2003-BC1
SAIL 2003-BC10
SAIL 2003-BC11
SAIL 2003-BC12
SAIL 2003-BC13
SAIL 2003-BC2
SAIL 2003-BC3
SAIL 2003-BC4
SAIL 2003-BC5
SAIL 2003-BC6
SAIL 2003-BC7
SAIL 2003-BC8
SAIL 2003-BC9
SAIL 2004-10
SAIL 2004-11
SAIL 2004-2
SAIL 2004-3
SAIL 2004-4
SAIL 2004-5
SAIL 2004-6
SAIL 2004-7
SAIL 2004-8
SAIL 2004-9
SAIL 2004-BNC1
SAIL 2004-BNC2
SAIL 2005-1
SAIL 2005-10
SAIL 2005-11
SAIL 2005-2
SAIL 2005-3
SAIL 2005-4
SAIL 2005-5

RMBS Bond Administration Platform Transactions
SAIL 2005-6
SAIL 2005-7
SAIL 2005-8
SAIL 2005-9
SAIL 2006-1
SAIL 2006-2
SAIL 2006-3
SAIL 2006-4
SAIL 2006-BNC1
SAIL 2006-BNC2
SAIL 2006-BNC3
SAL1997LB4
SAL1997LB6
SAL97LB5
SAM 1999-2
SAMI 2001-04
SAMI 2002-AR2
SAMI 2002-AR3
SAMI 2002-AR4
SAMI 2002-AR5
SAMI 2003-AR1
SAMI 2003-AR2
SAMI 2003-AR3
SAMI 2003-AR4
SAMI 2003-CL1
SAMI 2004-AR2
SAMI II 2004-AR1
SAMI II 2004-AR3
SAMI II 2004-AR4
SAMI II 2004-AR5
SAMI II 2004-AR-6
SAMI II 2004-AR7
SAMI II 2004-AR8
SAMI II 2005-AR1
SAMI II 2005-AR2
SAMI II 2005-AR3
SAMI II 2005-AR4
SAMI II 2005-AR5
SAMI II 2005-AR6

RMBS Bond Administration Platform Transactions
SAMI II 2005-AR7
SAMI II 2005-AR8
SAMI II 2006-AR1
SAMI II 2006-AR2
SAMI II 2006-AR3
SAMI II 2006-AR4
SAMI II 2006-AR5
SAMI II 2006-AR6
SAMI II 2006-AR7
SAMI II 2006-AR8
SAMI II 2007-AR1
SAMI II 2007-AR2
SAMI II 2007-AR3
SAMI II 2007-AR4
SAMI II 2007-AR5
SAMI II 2007-AR6
SAMI II 2007-AR7
SARM 2004-1
SARM 2004-10
SARM 2004-12
SARM 2004-14
SARM 2004-16
SARM 2004-18
SARM 2004-20
SARM 2004-4
SARM 2004-5
SARM 2004-7
SARM 2004-9 XS
SARM 2005-1
SARM 2005-11
SARM 2005-12
SARM 2005-14
SARM 2005-15
SARM 2005-17
SARM 2005-18
SARM 2005-20
SARM 2005-21
SARM 2005-22
SARM 2005-23

RMBS Bond Administration Platform Transactions
SARM 2005-4
SARM 2005-7
SARM 2006-1
SARM 2006-2
SARM 2006-3
SARM 2006-4
SARM 2006-5
SARM 2006-6
SARM 2006-7
SARM 2006-8
SARM 2006-9
SARM 2007-1
SARM 2007-11
SARM 2007-2
SARM 2007-3
SARM 2007-4
SARM 2007-6
SARM 2007-9
SARM 2008-1
SAS93005
SAS94006
SASC 1995-2
SASC 1996-4
SASC 1997-2
SASC 1998-2
SASC 1998-3
SASC 1998-6
SASC 1998-8
SASC 1999-SP1
SASCO 2001-1
SASCO 2001-11
SASCO 2001-2
SASCO 2001-21A
SASCO 2001-6
SASCO 2001-9
SASCO 2002 HF-2
SASCO 2002-1A
SASCO 2002-23XS
SASCO 2002-3

RMBS Bond Administration Platform Transactions
SASCO 2002-5A
SASCO 2002-8A
SASCO 2002-AL1
SASCO 2002-BC1
SASCO 2002-HF1
SASCO 2003-15A
SASCO 2003-17A
SASCO 2003-22A
SASCO 2003-26A
SASCO 2003-34A
SASCO 2003-6A
SASCO 2003-S2
SASCO 2004-S2
SASCO 2004-S3
SASCO 2005-NC2
SASCO 2005-S6
SASCO 2005-WF1
SASCO 2005-WF2
SASCO 2005-WF3
SASCO 2005-WF4
SASCO 2006-AM1
SASCO 2006-BC1
SASCO 2006-BC2
SASCO 2006-BC3
SASCO 2006-BC4
SASCO 2006-BC5
SASCO 2006-BC6
SASCO 2006-OPT1
SASCO 2006-WF1
SASCO 2006-WF2
SASCO 2006-WF3
SASCO 2007-BC1
SASCO 2007-BC3
SASCO 2007-EQ1
SASCO 2007-OSI
SASCO 2007-WF1
SASCO 2007-WF2
SASI 1993-7
SASI93-6

RMBS Bond Administration Platform Transactions
SASI940W4
SBMS 2002-CIT1
SBMS 2003-1
SBMS 2003-HYB1
SBMS 2003-UP2
SBMSVII 1993-6A
SBMSVII 1998-AQ1
SEMT 2011-1
SEMT 2011-2
SEMT 2012-1
SEMT 2012-2
SEMT 2012-3
SEMT 2012-4
SEMT 2012-5
SEMT 2012-6
SEMT 2013-1
SEMT 2013-2
SEMT 2013-3
SEMT 2013-4
SEMT 2013-5
SEMT 2013-6
SEMT 2013-7
SEQUOIA 10
SEQUOIA 10H1
SEQUOIA 11
SEQUOIA 2003-1
SEQUOIA 2003-2
SEQUOIA 2003-3
SEQUOIA 2003-4
SEQUOIA 2003-5
SEQUOIA 2003-8
SEQUOIA 2004-1
SEQUOIA 2004-10
SEQUOIA 2004-11
SEQUOIA 2004-12
SEQUOIA 2004-3
SEQUOIA 2004-4
SEQUOIA 2004-5
SEQUOIA 2004-6

RMBS Bond Administration Platform Transactions
SEQUOIA 2004-7
SEQUOIA 2004-8
SEQUOIA 2004-9
SEQUOIA 2005-1
SEQUOIA 2005-2
SEQUOIA 2005-3
SEQUOIA 2005-4
SEQUOIA 2006-1
SEQUOIA 2007-1
SEQUOIA 2007-2
SEQUOIA 2007-3
SEQUOIA 2007-4
SEQUOIA 9
SEQUOIA HE 2004-1
SGMS 2005-OPT1
SGMS 2006-FRE1
SGMS 2006-FRE2
SGMS 2006-OPT2
SMSC 1992-1
SMSC 1992-2
SMSC 1992-3
SMSC 1992-4
SMSC 1992-6
SMSC 1994-2
SMT 2000-4
SPSAC 1997-2
SPSAC 1998-1
SPSAC 1998-2
SQALT 2006-1
STACS 2007-01
STALT 2006-1F
STARM 2007-1
STARM 2007-2
STARM 2007-3
STARM 2007-4
STARM 2007-S1
SV 2001-01
SV 2006-02
SV 2006-03

RMBS Bond Administration Platform Transactions
SV 2006-EQ2
SV 2007-1
SV 2007-OPT1
SV 2007-OPT2
SV 2007-OPT3
SV 2007-OPT4
SV 2007-OPT5
TBW 06-2
TBW 2006-1
TBW 2006-3
TBW 2006-4
TBW 2006-5
TBW 2006-6
TBW 2007-1
TBW 2007-2
TERWIN 2003-4HE
TERWIN 2003-5SL
TERWIN 2003-8HE
THORNBURG 2002-3
THORNBURG 2002-4
THORNBURG 2003-1
THORNBURG 2003-2
THORNBURG 2003-3
THORNBURG 2003-4
THORNBURG 2003-5
THORNBURG 2003-6
THORNBURG 2004-1
THORNBURG 2004-2
THORNBURG 2004-3
THORNBURG 2004-4
THORNBURG 2005-1
THORNBURG 2005-2
THORNBURG 2005-3
THORNBURG 2005-4
THORNBURG 2006-1
THORNBURG 2006-2
THORNBURG 2006-3
THORNBURG 2006-4
THORNBURG 2006-5

RMBS Bond Administration Platform Transactions
THORNBURG 2006-6
THORNBURG 2007-1
THORNBURG 2007-2
THORNBURG 2007-3
THORNBURG 2007-4
THORNBURG 2007-5
THORNBURG 2008-1
TMS 1988-1
TMS 1988-2
TMS 1988-3
TMS 1988-4
TMS 1988-5
TMTS 2005-18ALT
WFALT 02-01
WFALT 2003-1
WFALT 2005-1
WFALT 2005-2
WFALT 2007-PA1
WFALT 2007-PA2
WFALT 2007-PA3
WFALT 2007-PA4
WFALT 2007-PA5
WFALT 2007-PA6
WFHET 2004-1
WFHET 2004-2
WFHET 2005-1
WFHET 2005-2
WFHET 2005-3
WFHET 2005-4
WFHET 2006-1
WFHET 2006-2
WFHET 2006-3
WFHET 2007-1
WFHET 2007-2
WFMBS 05-1
WFMBS 05-10
WFMBS 05-11
WFMBS 05-12
WFMBS 05-13

RMBS Bond Administration Platform Transactions
WFMBS 05-14
WFMBS 05-15
WFMBS 05-16
WFMBS 05-17
WFMBS 05-18
WFMBS 05-2
WFMBS 05-3
WFMBS 05-4
WFMBS 05-5
WFMBS 05-6
WFMBS 05-7
WFMBS 05-8
WFMBS 05-9
WFMBS 05-AR1
WFMBS 05-AR10
WFMBS 05-AR11
WFMBS 05-AR12
WFMBS 05-AR13
WFMBS 05-AR14
WFMBS 05-AR15
WFMBS 05-AR16
WFMBS 05-AR2
WFMBS 05-AR3
WFMBS 05-AR4
WFMBS 05-AR5
WFMBS 05-AR6
WFMBS 05-AR7
WFMBS 05-AR8
WFMBS 05-AR9
WFMBS 06-AR1
WFMBS 06-AR2
WFMBS 06-AR3
WFMBS 06-AR4
WFMBS 06-AR5
WFMBS 06-AR6
WFMBS 06-AR7
WFMBS 06-AR8
WFMBS 2003-10
WFMBS 2003-11

RMBS Bond Administration Platform Transactions
WFMBS 2003-12
WFMBS 2003-13
WFMBS 2003-14
WFMBS 2003-15
WFMBS 2003-16
WFMBS 2003-17
WFMBS 2003-18
WFMBS 2003-19
WFMBS 2003-9
WFMBS 2003-B
WFMBS 2003-D
WFMBS 2003-E
WFMBS 2003-F
WFMBS 2003-G
WFMBS 2003-H
WFMBS 2003-I
WFMBS 2003-J
WFMBS 2003-K
WFMBS 2003-L
WFMBS 2003-M
WFMBS 2003-N
WFMBS 2003-O
WFMBS 2004-1
WFMBS 2004-2
WFMBS 2004-3
WFMBS 2004-4
WFMBS 2004-5
WFMBS 2004-6
WFMBS 2004-7
WFMBS 2004-8
WFMBS 2004-A
WFMBS 2004-AA
WFMBS 2004-B
WFMBS 2004-BB
WFMBS 2004-C
WFMBS 2004-CC
WFMBS 2004-D
WFMBS 2004-DD
WFMBS 2004-E

RMBS Bond Administration Platform Transactions
WFMBS 2004-EE
WFMBS 2004-F
WFMBS 2004-G
WFMBS 2004-H
WFMBS 2004-I
WFMBS 2004-J
WFMBS 2004-K
WFMBS 2004-L
WFMBS 2004-M
WFMBS 2004-N
WFMBS 2004-O
WFMBS 2004-P
WFMBS 2004-Q
WFMBS 2004-R
WFMBS 2004-S
WFMBS 2004-T
WFMBS 2004-U
WFMBS 2004-V
WFMBS 2004-W
WFMBS 2004-X
WFMBS 2004-Y
WFMBS 2004-Z
WFMBS 2006-1
WFMBS 2006-10
WFMBS 2006-11
WFMBS 2006-12
WFMBS 2006-13
WFMBS 2006-14
WFMBS 2006-15
WFMBS 2006-16
WFMBS 2006-17
WFMBS 2006-18
WFMBS 2006-19
WFMBS 2006-2
WFMBS 2006-20
WFMBS 2006-3
WFMBS 2006-4
WFMBS 2006-5
WFMBS 2006-6

RMBS Bond Administration Platform Transactions
WFMBS 2006-7
WFMBS 2006-8
WFMBS 2006-9
WFMBS 2006-AR1
WFMBS 2006-AR11
WFMBS 2006-AR12
WFMBS 2006-AR13
WFMBS 2006-AR14
WFMBS 2006-AR15
WFMBS 2006-AR16
WFMBS 2006-AR17
WFMBS 2006-AR18
WFMBS 2006-AR19
WFMBS 2007-1
WFMBS 2007-10
WFMBS 2007-11
WFMBS 2007-12
WFMBS 2007-13
WFMBS 2007-14
WFMBS 2007-15
WFMBS 2007-16
WFMBS 2007-17
WFMBS 2007-2

RMBS Bond Administration Platform Transactions
WFMBS 2007-3
WFMBS 2007-4
WFMBS 2007-5
WFMBS 2007-6
WFMBS 2007-7
WFMBS 2007-8
WFMBS 2007-9
WFMBS 2007-AR10
WFMBS 2007-AR3
WFMBS 2007-AR4
WFMBS 2007-AR5
WFMBS 2007-AR6
WFMBS 2007-AR7
WFMBS 2007-AR8
WFMBS 2007-AR9
WFMBS 2008-1
WFMBS 2008-AR1
WFMBS 2008-AR2
WMC 1989-1
WMC 1989-1R
WMLT 2005-B
ZUNI 2006-OA1